Exhibit 32.1

                                 CERTIFICATION
                                      OF
                              PSB HOLDINGS, INC.
                UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


      The undersigned Chief Executive Officer and Chief Financial Officer of PSB Holdings, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 15, 2006

                                       DAVID K. KOPPERUD
                                       David K. Kopperud
                                       President and CEO


                                       SCOTT M. CATTANACH
                                       Scott M. Cattanach
                                       Treasurer
                                       (Chief Financial Officer)